EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Julie Pangelinan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report of Geeknet, Inc. on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on or about the date hereof ("Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Geeknet, Inc.

February 23, 2015	By:	/s/ Julie Pangelinan

	Name:	Julie Pangelinan
	Title:	Executive Vice President, Chief Financial Officer